Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the Annual Report of Biotel Inc. (the “Company”) on Form 10-K for the year ended June 30, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, in the capacity listed below, hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (i) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 28, 2010	/s/ B. Steven Springrose
B. Steven Springrose
Chief Executive Officer (principal executive officer)

          A signed original of this written statement required by Section 906 has been provided to Biotel Inc. and will be retained by Biotel Inc. and furnished to the Securities and Exchange Commission or its staff upon request.